                                                                   Exhibit 10.36

                         GENERAL GROWTH PROPERTIES, INC.

                           SECOND AMENDED AND RESTATED

                            2003 INCENTIVE STOCK PLAN

                           EFFECTIVE DECEMBER 15, 2008

                                TABLE OF CONTENTS

SECTION 1.    PURPOSE; DEFINITIONS.........................................    1
   (a)        "ADMINISTRATOR"..............................................    1
   (b)        "AFFILIATE"..................................................    1
   (c)        "APPLICABLE LAWS.............................................    1
   (d)        "AWARD"......................................................    1
   (e)        "AWARD AGREEMENT"............................................    1
   (f)        "AWARDED STOCK"..............................................    1
   (g)        "BOARD"......................................................    1
   (h)        "CAUSE"......................................................    1
   (i)        "CODE".......................................................    1
   (j)        "COMMITTEE"..................................................    1
   (k)        "COMMON STOCK"...............................................    2
   (l)        "COMPANY"....................................................    2
   (m)        "DIRECTOR"...................................................    2
   (n)        "DISABILITY".................................................    2
   (o)        "EMPLOYEE"...................................................    2
   (p)        "EXCHANGE ACT"...............................................    2
   (q)        "FAIR MARKET VALUE"..........................................    2
   (r)        "INCENTIVE STOCK OPTION".....................................    2
   (s)        "MATURE SHARES"..............................................    2
   (t)        "NON-QUALIFIED STOCK OPTION".................................    2
   (u)        "OFFICER"....................................................    2
   (v)        "PARTICIPANT"................................................    3
   (w)        "PLAN".......................................................    3
   (x)        "RECIPIENT"..................................................    3
   (y)        "RESTRICTED STOCK"...........................................    3
   (z)        "RESTRICTED STOCK AGREEMENT".................................    3
   (aa)       "RETIREMENT".................................................    3
   (bb)       "SERVICE PROVIDER"...........................................    3
   (cc)       "SHARE"......................................................    3
   (dd)       "STOCK OPTION" or "OPTION"...................................    3
   (ee)       "SUBSIDIARY".................................................    3


                                       (i)

SECTION 2.    STOCK SUBJECT TO THE PLAN....................................    3
SECTION 3.    ADMINISTRATION OF THE PLAN...................................    4
   (a)        ADMINISTRATION...............................................    4
   (b)        POWERS OF THE COMMITTEE......................................    4
SECTION 4.    ELIGIBILITY FOR AWARDS.......................................    4
SECTION 5.    LIMITATIONS ON OPTIONS.......................................    5
SECTION 6.    TERM OF OPTION...............................................    5
SECTION 7.    OPTION EXERCISE PRICE; VESTING AND CONSIDERATION.............    5
   (a)        EXERCISE PRICE...............................................    5
   (b)        WAITING PERIOD AND EXERCISE DATES............................    6
   (c)        FORM OF CONSIDERATION........................................    6
SECTION 8.    EXERCISE OF OPTION...........................................    6
   (a)        PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER..............    6
   (b)        TERMINATION OF RELATIONSHIP AS EMPLOYEE OR DIRECTOR..........    7
   (c)        DISABILITY OF RECIPIENT......................................    7
   (d)        DEATH OF RECIPIENT...........................................    8
   (e)        RETIREMENT OF RECIPIENT......................................    8
   (f)        CASH OUT PROVISIONS..........................................    9
SECTION 9.    RESTRICTED STOCK.............................................    9
   (a)        AWARDS OF RESTRICTED STOCK...................................    9
   (b)        AWARDS AND CERTIFICATES......................................    9
   (c)        TERMS AND CONDITIONS.........................................   10
   (d)        OTHER PROVISIONS.............................................   11
SECTION 10.   DIRECTOR RESTRICTED STOCK AWARDS.............................   11
   (a)        AUTOMATIC AWARD..............................................   11
   (b)        ELIGIBILITY..................................................   11
   (c)        APPLICABILITY OF SECTION 9...................................   11
   (d)        RESTRICTION PERIOD...........................................   11
   (e)        INSUFFICIENT SHARES..........................................   11
   (f)        AMENDMENT....................................................   12
SECTION 11.   NON-TRANSFERABILITY OF AWARDS................................   12
SECTION 12.   EFFECT OF CHANGE IN CONTROL..................................   12
   (a)        EFFECT.......................................................   12
   (b)        CHANGE IN CONTROL............................................   12


                                      (ii)

SECTION 13.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION...................   13
SECTION 14.   DATE OF GRANT................................................   14
SECTION 15.   TERM; AMENDMENT AND TERMINATION OF THE PLAN..................   14
   (a)        AMENDMENT AND TERMINATION....................................   14
   (b)        STOCKHOLDER APPROVAL.........................................   14
   (c)        EFFECT OF AMENDMENT OR TERMINATION...........................   14
SECTION 16.   CONDITIONS UPON ISSUANCE OF SHARES...........................   14
   (a)        LEGAL COMPLIANCE.............................................   14
   (b)        WITHHOLDING OBLIGATIONS......................................   15
   (c)        INABILITY TO OBTAIN AUTHORITY................................   15
   (d)        GRANTS EXCEEDING ALLOTTED SHARES.............................   15
SECTION 17.   GENERAL PROVISIONS...........................................   15
   (a)        TERM OF PLAN.................................................   15
   (b)        NO CONTRACT OF EMPLOYMENT....................................   15
   (c)        SEVERABILITY.................................................   15
   (d)        GOVERNING LAW................................................   16
   (e)        DIVIDENDS....................................................   16
   (f)        PROHIBITION ON REPRICING.....................................   16
   (g)        PROHIBITION ON LOANS TO PARTICIPANTS.........................   16
   (h)        PERFORMANCE-BASED COMPENSATION...............................   16
   (i)        UNFUNDED STATUS OF PLAN......................................   16
   (j)        LIABILITY OF COMMITTEE MEMBERS...............................   16


                                     (iii)

                         GENERAL GROWTH PROPERTIES, INC.
                           SECOND AMENDED AND RESTATED
                            2003 INCENTIVE STOCK PLAN
                           EFFECTIVE DECEMBER 15, 2008

     SECTION 1. PURPOSE; DEFINITIONS.

     The purposes of this Second Amended and Restated 2003 Incentive Stock Plan (the "Plan") are to promote the interests of the Company (including its Subsidiaries and Affiliates) and its stockholders by using equity interests in the Company to attract, retain and motivate its Officers, Employees and Directors and to encourage and reward their contributions to the Company's performance and profitability.

The following capitalized terms shall have the following respective meanings when used in this Plan:

     (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

     (b) "AFFILIATE" means General Growth Management, Inc. and any other corporation or other entity controlled by the Company and designated by the Committee as such.

     (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of plans providing one or more of the types of Awards described in this Plan and the issuance of Shares thereunder pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options, Stock Purchase Rights or other Awards are, or will be, granted under the Plan.

     (d) "AWARD" includes, without limitation, a Stock Option or Restricted Stock as described in or granted under the Plan, on a stand alone, combination or tandem basis, as described in or granted under the Plan.

     (e) "AWARD AGREEMENT" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award grant. The Award Agreement is subject to the terms and conditions of the Plan.

     (f) "AWARDED STOCK" means the Common Stock subject to an Award.

     (g) "BOARD" means the Board of Directors of the Company.

     (h) "CAUSE" shall mean, unless otherwise determined by the Committee, (i) the conviction of the Recipient for committing a felony under federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Recipient's employment duties or (iii) willful and deliberate failure on the part of the Recipient to perform his or her employment duties in any material respect.

     (i) "CODE" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

     (j) "COMMITTEE" means the Committee appointed by the Board in accordance with Section 3 of the Plan.

     (k) "COMMON STOCK" means the common stock, par value $.01 per share, of the Company.

     (l) "COMPANY" means General Growth Properties, Inc., a Delaware corporation.

     (m) "DIRECTOR" means a member of the Board.

     (n) "DISABILITY" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

     (o) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company, without more, shall constitute "employment" by the Company. Except as expressly authorized by
Section 10 of the Plan, no grant shall be made to a Director who is not an Officer or a salaried Employee.

     (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     (q) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

          (A) If the Common Stock is listed on the New York Stock Exchange Composite Tape, its Fair Market Value shall be the closing market price of the stock on the New York Stock Exchange for any given day or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (B) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on any given day, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (C) In the absence of an established regular public market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

     (r) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (s) "MATURE SHARES" means any shares held by the Recipient for a minimum period of 6 months.

     (t) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

     (u) "OFFICER," unless otherwise noted herein, means a person who is an officer of the Company or a Subsidiary or Affiliate within the meaning of
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (v) "PARTICIPANT" means an Employee, Director or Officer who holds an outstanding Award.

     (w) "PLAN" means the General Growth Properties, Inc. Second Amended and Restated 2003 Incentive Stock Plan.

     (x) "RECIPIENT" means an Employee, Director or Officer who holds an outstanding Award.

     (y) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to an Award under Section 9 or 10 below.

     (z) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and the Recipient evidencing the terms and restrictions applying to stock awarded pursuant to an Award of Restricted Stock. The Restricted Stock Agreement is subject to the terms and conditions of the Plan.

     (aa) "RETIREMENT" means a Service Provider's retirement from active employment as determined under a pension plan of the Company or any Subsidiary or Affiliate, or under an employment contract with the Company or any Subsidiary or Affiliate; or the Service Provider's termination of employment at or after age 65 under circumstances that the Committee, in its sole discretion, deems equivalent to retirement.

     (bb) "SERVICE PROVIDER" means an Employee, Director or Officer. A Service Provider who is an Employee shall not cease to be a Service Provider (i) during any leave of absence approved by the Company; provided that, for purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; or (ii) as a result of transfers between locations of the Company or between the Company and any Subsidiary or Affiliate. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then on the 181st day of such leave, any Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

     (cc) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     (dd) "STOCK OPTION" or "OPTION" means a qualified or non-qualified option to purchase Shares granted pursuant to the Plan.

     (ee) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     SECTION 2. STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares available for grants of Awards under the Plan is 9,000,000 Shares of Common Stock. Shares subject to an Award under the Plan may be authorized but unissued, or reacquired,

Common Stock or treasury shares. No Recipient may be granted Awards in any calendar year with respect to more than 300,000 Shares. In determining the number of Shares with respect to which a Service Provider may be granted an Award in any calendar year, any Award which is cancelled shall count against the maximum number of Shares for which an Award may be granted to a Service Provider.

     If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, Restricted Stock Award or other Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     SECTION 3. ADMINISTRATION OF THE PLAN.

     (a) ADMINISTRATION. The Plan shall be administered by an Administrator that shall consist of the Compensation Committee of the Board or such other Committee consisting of two or more directors as shall be designated from time to time by the Board ("Committee"). Each member of the Committee shall qualify as a "non-Employee Director" as determined under Rule 16b 3, or any successor or replacement rule adopted by the Securities and Exchange Commission. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. Any such Committee shall act by a majority of its members, or, if there are only two members of such Committee, by unanimous consent of both members. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be carried out by the Board.

     (b) POWERS OF THE COMMITTEE. Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have exclusive authority, in its discretion, to determine the Fair Market Value of the Common Stock, in accordance with Section 1(q) of the Plan. The Committee also shall have exclusive authority to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted an Award, the type of Award, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award, provided that Awards to non-Employee Directors shall be made only in accordance with Section 10. The Committee shall also have exclusive authority to construe and interpret the Plan and its rules and regulations, to promulgate, amend and rescind rules relating to the implementation of the Plan (subject to Section 15) and to make all other determinations deemed necessary or advisable under or for administering the Plan, including determining under what circumstances a Stock Option may be settled in cash or Common Stock. Notwithstanding the foregoing, the Committee may, by a majority of its members then in office, (i) delegate to an Officer of the Company the authority to make decisions pursuant to Sections 8(a), (b), (c),
(d) and (e) (provided that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards to persons subject to Section 16 of the Exchange Act); and (ii) authorize any one or more of their members or any Officer of the Company to execute and deliver documents on behalf of the Committee. All actions taken and determinations made by the Committee or its delegate pursuant to the Plan shall be conclusive and binding on all parties involved or affected.

     SECTION 4. ELIGIBILITY FOR AWARDS.

     Non-Qualified Stock Options and other Awards may be granted to Employees, Directors and Officers who are responsible for or contribute to the management, growth and profitability of the business of the Company, its Subsidiaries or Affiliates. Incentive Stock Options may be granted only to Employees of the Company or any Subsidiary. In addition, an Award may also be granted to a person who is offered employment by the Company, a Subsidiary or an Affiliate, provided that such Award shall be immediately forfeited if such person does not accept such offer of employment within such time period as the Company, Subsidiary or Affiliate may establish. If otherwise eligible, an Employee, Director or Officer who has been granted an Option or Restricted Stock Award may be granted additional Options or additional Restricted Stock, to the extent permitted under the Plan. Except as expressly authorized by Section 10 of the Plan, no Award shall be made to a Director who is not an Officer or a salaried Employee.

     SECTION 5. LIMITATIONS ON OPTIONS.

     Each Option shall be designated in the written Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Recipient during any calendar year (under all plans of the Company and any Subsidiary or Affiliate) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 5, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Non-Qualified Stock Option due to becoming first exercisable in any calendar year in excess of $100,000, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Non-Qualified Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.

     SECTION 6. TERM OF OPTION.

     The term of each Option shall be stated in the Award Agreement but shall be no later than ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Recipient who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries (taking into account the attribution rules under Section 424(d) of the Code), the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement, and the exercise price shall be as set forth in Section 7(a)(A)(i) below.

     SECTION 7. OPTION EXERCISE PRICE; VESTING AND CONSIDERATION.

     (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          (A) In the case of an Incentive Stock Option

               (i) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries (taking into account the attribution rules under Section 424(d) of the Code), the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (ii) granted to any Employee or Officer other than an Employee described in paragraph (i) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (B) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (b) WAITING PERIOD AND EXERCISE DATES. The Committee shall have the authority, subject to the terms of the Plan, to determine any vesting restriction or limitation or waiting period with respect to any Option granted to a Recipient or the Shares acquired pursuant to the exercise of such Option.

     (c) FORM OF CONSIDERATION. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of the following:

          (i) cash (in the form of certified or bank check or such other instrument as the Company may accept);

          (ii) other Mature Shares already owned by the Recipient (and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder) based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Stock Option is granted; and provided that if payment is made in the form of Restricted Stock, the number of equivalent shares of Common Stock to be received shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee;

          (iii) by any combination of (i) and (ii) above;

          (iv) subject to Section 17(g) in the case of a Director or "Executive Officer" (as defined in Rule 3b 7 of the Exchange Act) of the Company, at the discretion of the Committee, by delivery of a properly executed exercise notice together with such other documentation as the Committee and a qualified broker, if applicable, shall require to effect an exercise of the Option, and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (v) such other consideration and method of payment for the issuance of Shares as permitted by the Committee and Applicable Laws.

     SECTION 8. EXERCISE OF OPTION.

     (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. The Committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

     An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and by the Plan as described under Section 7(c) above. Shares issued upon exercise of an Option shall be issued in the name of the Recipient. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.(1) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) TERMINATION OF RELATIONSHIP AS EMPLOYEE OR DIRECTOR. If a Recipient ceases to be a Service Provider, other than for Cause or upon the Recipient's Disability, death or Retirement, the Recipient, subject to the restrictions of this Section 8(b), may exercise his or her Option within the time specified herein to the extent that the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option may be exercised as follows: (A) if the Option is a Non-Qualified Stock Option, it shall remain exercisable for the lesser of the remaining term of the Option or one year from the date of such termination of the relationship as a Service Provider; or (B) if the Option is an Incentive Stock Option, it shall remain exercisable for the lesser of the term of the Option or three (3) months following the Recipient's termination of his relationship as a Service Provider; provided, however, that if the Recipient dies within such three-month period, any unexercised Stock Option held by such Recipient shall notwithstanding the expiration of such three-month period continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or the expiration of the stated term of such Option, whichever period is shorter. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If a Recipient ceases to be a Service Provider for Cause, the Option shall immediately terminate, and the Shares covered by such Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     Notwithstanding the above, in the event of a Recipient's change in status from the current status to an Employee, Director or Officer, the Recipient shall not automatically be treated as if the Recipient terminated his relationship as a Service Provider, nor shall the Recipient be treated as ceasing to provide services to the Company solely as a result of such change in status. In the event a Recipient's status changes from Employee to Director, an Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option three months and one day following such change of status.

     (c) DISABILITY OF RECIPIENT. If, as a result of the Recipient's Disability, a Recipient ceases to be a Service Provider, the Recipient may exercise his or her Option subject to the restrictions of this Section 8(c) and within the period of time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option shall be exercisable for the lesser of the remaining period of time specified in the Award Agreement or three years from the date of such termination. Notwithstanding the foregoing, if the Recipient dies within such three-year (or shorter) period, any unexercised Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or the expiration of the stated term of such Stock Option, whichever period is the shorter. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (d) DEATH OF RECIPIENT. If a Recipient dies while an Employee, Director or Officer, the Option may be exercised subject to the restrictions of this Section 8(d) and within such period of time as is specified in the Award Agreement (but in no event later than the earlier of one year or the expiration of the term of such Option as set forth in the Award Agreement), by the Recipient's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, the Option shall remain exercisable for the lesser of the remaining period of time specified in the Award Agreement or twelve (12) months following the Recipient's death. If, at the time of death, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Recipient's estate or, if none, by the person(s) entitled to exercise the Option under the Recipient's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (e) RETIREMENT OF RECIPIENT. If, as a result of the Recipient's Retirement, a Recipient ceases to be a Service Provider, the Recipient may, subject to the restrictions of this Section 8(e), exercise his or her Non-Qualified Stock Option within the time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option may be exercised for the lesser of the remaining period of time specified in the Award Agreement or three
(3) years following the Recipient's Retirement. Notwithstanding the foregoing, if the Recipient dies within such three-year (or shorter) period, any unexercised Non-Qualified Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or the expiration of the stated term of such Stock Option, whichever period is shorter. If the Recipient holds an Incentive Stock Option and ceases to be a Service Provider by reason of his or her Retirement, such Incentive Stock Option may continue to be exercisable by the Recipient to the extent to which it was exercisable at the time of Retirement for a period of three months from the date of Retirement or the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if the Recipient dies within such three-month period, any unexercised Incentive Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or the expiration of the stated term of such Stock Option, whichever period is the shorter. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (f) CASH OUT PROVISIONS. On receipt of written notice of exercise, the Committee may elect to cash out all or any part of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Stock Option is being exercised on the effective date of such cash out. Cash outs pursuant to this Section 8(f) relating to Options held by Recipients who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the provisions of Section 16 of the Exchange Act and the rules promulgated thereunder, to the extent applicable.

     SECTION 9. RESTRICTED STOCK.

     (a) AWARDS OF RESTRICTED STOCK. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the Employees to whom it will award Restricted Stock under the Plan, and it shall advise the Recipient in writing, by means of an Award Agreement, of the terms, conditions and restrictions related to the offer, including the number of Shares to be awarded to the Recipient, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in this Section 9. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals of the Recipient or of the Company, Subsidiary or Affiliate for or within which the Recipient is primarily employed, or upon such other factors as the Committee shall determine. The provisions of a Restricted Stock Award need not be the same with respect to each Recipient. The terms of the Award of Restricted Stock shall comply in all respects with Applicable Law and the terms of the Plan.

     (b) AWARDS AND CERTIFICATES. Each Award shall be confirmed by, and subject to the terms of, a Restricted Stock Agreement. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Recipient shall have delivered to the Company a stock power, endorsed in blank, relating to the Common Stock covered by such Award. Any certificate issued with respect to Shares of Restricted Stock shall be registered in the name of such Recipient and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

     "The transferability of this certificate and the shares of Stock represented hereby are subject to the terms and conditions (including forfeiture) of the General Growth Properties, Inc. 2003 Incentive Stock Plan and a Restricted Stock Agreement. Copies of such Plan and Stock Agreement are on file at the office of the Secretary of General Growth Properties, Inc."

     If and when the Restriction Period (hereinafter defined) expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, such Shares shall be delivered to the Recipient without any restrictive legend or restrictive notation relating to the Plan.

     (c) TERMS AND CONDITIONS. Shares of Restricted Stock shall be subject to the following terms and conditions:

          (A) RESTRICTION PERIOD. Subject to the provisions of the Plan and the terms of the Restricted Stock Agreement, during a period set by the Committee, commencing with the date of such Award (the "Restriction Period"), the Recipient shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock (the "Restrictions"). The Committee may provide for the lapse of such Restrictions in installments or otherwise and may accelerate or waive such Restrictions, in whole or in part, in each case based on period of service, performance of the Recipient or of the Company, Subsidiary or Affiliate, division or department for which the Recipient is employed or such other factors or criteria as the Committee may determine, subject to the rules set forth below.

               (i) With respect to Awards of Restricted Stock designated as "performance-based," no Restrictions shall lapse or be waived or accelerated before a period of least twelve (12) months has elapsed following the date of grant;

               (ii) If the Recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee, be sold or otherwise disposed of within six (6) months following the date of grant; and

               (iii) With respect to Awards of Restricted Stock which are not designated as "performance-based," the Restrictions shall lapse in accordance with a schedule that does not provide for a lapse of such Restrictions any sooner than: immediately (on the date of grant) with respect to one-third (1/3) of the Shares subject to the Award; on the first anniversary of the date of grant with respect to another one-third (1/3) of such Shares; and on the second anniversary of the date of grant with respect to the final one-third (1/3) of such Shares. Within any twelve-month period, no Recipient shall receive an Award of Restricted Stock in excess of one hundred thousand (100,000) Shares, unless such Award is "performance-based."

          (B) RIGHTS. Except as provided in this Section 9(c)(B), Section 9(c)(A) above, the Restricted Stock Agreement and under Applicable Law, the Recipient shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock Agreement, including, if applicable, the right to vote the Shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 17(e), for the Restriction Period, (A) cash dividends on the Shares of Common Stock that are the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock.

          (C) TERMINATION OF SERVICE PROVIDER RELATIONSHIP. Except to the extent otherwise provided in the applicable Restricted Stock Agreement, Sections 9(c)(A), this Section 9(c)(C), Section 10(d) and Section 12(a)(B), if a Recipient ceases to be a Service Provider for any reason during the Restriction Period, all Shares still subject to restriction shall be forfeited by the Recipient.

     (d) OTHER PROVISIONS. The Restricted Stock Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the terms of Restricted Stock Agreements need not be the same with respect to each Recipient.

     SECTION 10. DIRECTOR RESTRICTED STOCK AWARDS.

     The granting of Awards to Directors who meet the requirements of Section 10(b) ("Independent Directors") shall be made from and after the date of the Company's 2006 annual meeting of stockholders pursuant to the following terms:

     (a) AUTOMATIC AWARD. Each Independent Director, upon the certification of the director election results for each annual meeting of the Company's stockholders, automatically shall be granted an annual Award of 10,000 shares of Restricted Stock, provided that such Director's term is continuing after such certification. Each Independent Director, upon initial election or appointment to the Board, shall also be granted an initial Award of 10,000 shares of Restricted Stock; provided, however, that if an Independent Director is first elected to the Board at an annual meeting of the Company's stockholders, then such Director shall not be entitled to receive such initial Award, but shall receive only the automatic Restricted Stock Award provided for in the immediately preceding sentence.

     (b) ELIGIBILITY. An automatic Restricted Stock Award shall be granted hereunder only if as of each date of grant the Director (i) is not otherwise an Employee of the Company or any Subsidiary or Affiliate, (ii) has not been an Employee of the Company or any Subsidiary or Affiliate for any part of the preceding fiscal year and (iii) has served on the Board continuously since the commencement of his or her term.

     (c) APPLICABILITY OF SECTION 9. Except as expressly provided in this
Section 10, any Restricted Stock granted hereunder shall be subject to the terms and conditions of the Plan as if the grant were made pursuant to Section 9 hereof.

     (d) RESTRICTION PERIOD. The "Restriction Period" for each Restricted Stock Award granted pursuant to this Section 10 shall refer to the period commencing with the date of such Award and ending on the earliest to occur of (i) the second anniversary of such date, (ii) the applicable Director's Retirement or
(iii) the applicable Director's failure to be re-nominated for election upon expiration of such Director's current term in office. During such Restriction Period, the Award granted pursuant to this Section 10 shall be subject to Restrictions (as defined in Section 9(c)(A)). Such Restrictions shall lapse immediately with respect to one-third (1/3) of the Shares subject to the Award; on the first anniversary of the date of grant with respect to another one-third (1/3) of such Shares; and on the second anniversary of the date of grant with respect to the final one-third (1/3) of such Shares.

     (e) INSUFFICIENT SHARES. In the event that the number of Shares of Common Stock available for future grant under the Plan is insufficient to make all automatic grants required to be made on such date, then all Independent Directors entitled to a grant on such date shall share ratably in the number of Shares available for grant under the Plan.

     (f) AMENDMENT. The provisions of paragraph (a) of this Section 10 may not be amended more often than once every six months.

     SECTION 11. NON-TRANSFERABILITY OF AWARDS.

     Unless otherwise specified by the Committee in the Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (i) will or by the laws of descent or distribution or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). Stock Options may be exercised, during the lifetime of the Participant, only by the Participant or by the guardian or legal representative of the Participant or by an alternate payee pursuant to a qualified domestic relations order. If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate. Any attempt to assign, pledge or otherwise transfer any Award or of any right or privileges conferred thereby, contrary to this Plan, or the sale or levy or similar process upon the rights and privileges conferred hereby, shall be void.

     SECTION 12. EFFECT OF CHANGE IN CONTROL.

     (a) EFFECT. Notwithstanding any other provision of this Agreement, in the event of a Change in Control (as defined below) after the Effective Date,

          (A) a Recipient shall become 100% vested in his or her Stock Options, if applicable; and

          (B) the restrictions applicable to any Restricted Stock shall lapse and such Restricted Stock shall become free of all restrictions and fully vested and transferable to the full extent of the original grant.

     (b) CHANGE IN CONTROL. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred upon the completion of any of the following events:

          (A) ACQUISITION. Any acquisition or series of related acquisitions resulting in any "Person" (as defined in subparagraph (F) below) or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, beneficially owning (within the meaning of Rule 13d 3 promulgated under the Exchange Act) 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company (a "Triggering Acquisition"), provided that a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions is an underwriter or underwriting syndicate that has acquired the ownership of voting securities of the Company solely in connection with a public offering of those securities; and provided that the following shall not constitute a Triggering Acquisition:

          (i) any acquisition directly from the Company, other than an acquisition by any Person by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired by such Person directly from the Company, GGP Limited Partnership or any other entity in which the Company owns a direct or indirect interest;

          (ii) any acquisition by the Company, or members of the Company's management, or any combination thereof;

          (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

          (iv) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (A) of this Section 12(b).

          (B) REORGANIZATION. Any shareholder-approved reorganization, merger or consolidation of the Company with any other Person, other than a transaction which would result in (A) the owners of voting securities of GGP outstanding immediately prior thereto continuing to own directly or indirectly more than sixty percent (60%) of the combined voting power of the voting securities of the entity or entities surviving such reorganization, merger or consolidation that own and conduct the business owned and conducted by the Company prior thereto; and (B) no Person (other than the Company, any employee benefit plan or trust sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such transaction) beneficially owning, directly or indirectly, 20% or more of, respectively, the outstanding shares of Common Stock of the corporation resulting from such transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent such ownership existed with respect to the Company prior to the transaction; and
(C) individuals who were members of the Incumbent Board (hereinafter defined) constituting a majority of the members of the board of directors of the corporation resulting from such transaction;

          (C) ASSET SALE. The sale or other disposition by the Company, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (D) LIQUIDATION. The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

          (E) BOARD CHANGE. A change in the composition of the Board such that individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the board of directors of the Company, provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by stockholders, is approved by a vote of at least a majority of the directors then comprising the relevant Incumbent Board shall be considered to be a member of the relevant Incumbent Board. For purposes of the definition of "Change in Control," references to the Company shall also refer to its successors and assigns such that reorganizations or other corporate transactions do not impair the substantive intent of these provisions.

          (F) PERSON. For purposes of this Section, "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency, or political subdivision thereof).

     SECTION 13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common

Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration;" and provided that the dilution effect of the Shares authorized, plus the shares reserved for issuance pursuant to all other stock-related plans of the Company, shall not exceed 10%. Such adjustment shall be made by the Board in its sole discretion, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

     SECTION 14. DATE OF GRANT.

     The date of grant of an Award shall be, for all purposes, the date on which the Committee makes the determination granting such Award, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each Participant by way of an Award Agreement within a reasonable time after the date of such grant.

     SECTION 15. TERM; AMENDMENT AND TERMINATION OF THE PLAN.

     (a) AMENDMENT AND TERMINATION. Subject to this Section 15 and Section 17(f), the Board may at any time amend, alter, suspend or terminate the Plan, including without limitation to provide for the transferability of any or all Options to comply with or take advantage of rules governing registration of shares. Subject to Section 17(f) and the other terms of the Plan, the Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Recipient without the Recipient's consent.

     (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any material Plan amendment and any amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law, rule or regulation.

     (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

     SECTION 16. CONDITIONS UPON ISSUANCE OF SHARES.

     (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of

1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may cause a legend or other restrictive notation to be made on or with respect to Shares or other securities delivered under the Plan as it may deem appropriate to make reference to such legal rules and restrictions, or to impose any restrictions on transfer.

     (b) WITHHOLDING OBLIGATIONS. No later than the date as of which an amount first becomes includible in the gross income of the Recipient for federal income tax purposes with respect to any Award under the Plan, the Recipient shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Recipient. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Common Stock.

     (c) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     (d) GRANTS EXCEEDING ALLOTTED SHAREs. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Applicable Law and Section 15(b).

     SECTION 17. GENERAL PROVISIONS.

     (a) TERM OF PLAN. This Plan shall become effective as of the Company's May 7, 2003 Annual Shareholders Meeting, or upon its approval by the stockholders of the Company, whichever is later ("Effective Date"). Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     (b) NO CONTRACT OF EMPLOYMENT. Neither the Plan nor any Award hereunder shall confer upon any individual any right with respect to continuing such individual's employment relationship with the Company, nor shall they interfere in any way with such individual's right or the Company's right to terminate such employment relationship at any time, with or without cause.

     (c) SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     (d) GOVERNING LAW. The Plan and all Awards made and actions thereunder shall be governed by and construed in accordance with the laws of the state of Delaware.

     (e) DIVIDENDS. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then-outstanding Stock Options and other Awards).

     (f) PROHIBITION ON REPRICING. Notwithstanding any other provision of the Plan, the Committee shall not "reprice" any Stock Option granted under the Plan if the effect of such repricing would be to decrease the exercise price per Share applicable to such Stock Option. For this purpose, a "repricing" would include a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing the exercise price of outstanding Stock Options.

     (g) PROHIBITION ON LOANS TO PARTICIPANTS. The Company shall not lend funds to any Participant for the purpose of paying the exercise or base price associated with any Award or for the purpose of paying any taxes associated with the exercise or vesting of an Award.

     (h) PERFORMANCE-BASED COMPENSATION. The Committee may designate any Award as "performance-based compensation" for purposes of Section 162(m) of the Code. Any Awards designated as "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, and the measurement may be stated in absolute terms or relative to comparable companies.

     (i) UNFUNDED STATUS OF PLAN. It is intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payment; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

     (j) LIABILITY OF COMMITTEE MEMBERS. Except as provided under Applicable Law, no member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it. Neither the Company, the Board of Directors nor the Committee, nor any Subsidiary or Affiliate, nor any directors, officers or employees thereof, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court that an Incentive Stock Option granted hereunder does not qualify for tax treatment as an "incentive stock option" under Section 422 of the Code.